UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2013
____________________

CollabRx, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
 (Address of Principal Executive Offices)

(415) 248-5350
 (Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

On September 26, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  The following items of business were considered and voted upon at the Annual Meeting: (i) election of Gilbert A. Bellini, James M. Karis, Jeffrey M. Krauss, Thomas R. Mika and Carl Muscari as members of the Board of Directors of the Company to hold office for a one-year term and until their successors are duly elected and qualified; (ii) increase in the number of shares available for issuance under the 2007 Incentive Award Plan, as amended, from 466,490 shares to 666,490 shares; (iii) ratification of the appointment of Burr, Pilger & Mayer LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2014, (iv) approval on an advisory basis named executive officer compensation; and (v) approval on an advisory basis the frequency of future votes for named executive officer compensation.

The number of shares of common stock entitled to vote at the Annual Meeting was 1,952,960. The number of shares of common stock present or represented by valid proxy at the annual meeting was 1,479,186.  All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of Directors

Director Nominee	Votes For	Votes Withheld
Gilbert A. Bellini	825,068	53,848
James M. Karis	836,275	42,690
Jeffrey M. Krauss	836.865	42,100
Thomas R. Mika	834,303	44,662
Carl Muscari	836,884	42,081

There were 600,221 broker non-votes regarding the election of directors.

(ii) Amendment to increase the number of shares available under the 2007 Incentive Award Plan

Stockholders approved an amendment to the Company’s 2007 Incentive Award Plan to increase the number of shares available for issuance thereunder.  The results of the voting were:

615,326 shares have voted in favor,
263,063 shares have voted against, and
   576 shares have abstained from voting.

Broker non-votes were not counted as votes for or against this proposal and were not included in counting the number of votes necessary for approval of this proposal.

 (iii) Ratification of Auditors

Stockholders ratified the appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014.  The results of the voting were:

1,424,945 shares have voted in favor,
 49,340 shares have voted against, and
   4,901 shares have abstained from voting.

Broker non-votes were not counted as votes for or against this proposal and were not included in counting the number of votes necessary for approval of this proposal.

(iv) Advisory vote to approve named executive officer compensation

The compensation of the Company’s named executive officers was approved by a non-binding vote.  The results of the voting were:

656,470 shares have voted in favor,
216,988 shares have voted against, and
5,507 shares have abstained from voting.

Broker non-votes were not counted as votes for or against this proposal and were not included in counting the number of votes necessary for approval of this proposal.

(v) Advisory vote on frequency of vote on named executive officer compensation

The option of once every three years for the frequency of an advisory vote on executive compensation was approved by a non-binding vote.  The results of the voting were:

293,571 shares have voted in favor of an annual term,
  30,730 shares have voted in favor of a biennial term,
440,021 shares have voted in favor of a triennial term, and
114,643 shares have abstained from voting.

Broker non-votes had no effect on the outcome of the vote on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2013	COLLABRX, INC.

	By:	/s/ Thomas R. Mika
	Name:	Thomas R. Mika
	Title:	President and Chief Executive Officer